Exhibit 10.34
AMENDMENT NO. 1 TO REIMBURSEMENT AGREEMENT
AMENDMENT NO. 1, dated as of October 16, 2024 (this “Amendment”), to the Reimbursement Agreement, dated as of March 16, 2015 (as amended, restated, supplemented, or otherwise modified, the “Reimbursement Agreement”), between Patterson-UTI Energy, Inc. (the “Applicant”) and The Bank of Nova Scotia (the “Bank”). Capitalized terms used and not otherwise defined in this Amendment shall have the meanings assigned to such terms in the Reimbursement Agreement.
RECITALS
WHEREAS, the Applicant and the Bank desire to amend the Reimbursement Agreement on the terms and subject to the conditions set forth in this Amendment;
NOW THEREFORE, in consideration of the premises and the agreements contained herein, the parties hereby agree as follows:
1.Amendments to Reimbursement Agreement. The Reimbursement Agreement is hereby amended as follows:

(a)Section 3 of the Reimbursement Agreement is hereby deleted in its entirety and replaced by the following:
The Applicant authorizes and directs the Bank to pay any Drawing on demand and in such currency as the Bank may determine to be appropriate, all commission in respect of each Credit (so long as the Bank shall be contingently obligated under such Credit) and fees and charges for issuing or amending such a Credit computed and payable at such time and at such rates as and in accordance with the Bank's prevailing practice and all other reasonable expenses which the Bank may incur in connection with each Credit including, without limitation, charges and expenses of other banks or other parties paid or to be paid by the Bank on behalf of the Applicant. Such payment by the Bank shall be made without reference to or confirmation of the Applicant. Moreover, the Applicant will pay to the Bank interest on all amounts not paid by the Applicant on the date of demand or when otherwise due at the reference rate of interest then in effect in the relevant currency and location, being the Prime Rate plus 2.0% per annum, calculated daily and payable monthly not in advance on the basis of a calendar year for the actual number of days elapsed, with interest on overdue interest at the same rate as on the principal.
“Prime Rate” means the rate of interest per annum last quoted by The Wall Street Journal as the “Prime Rate” in the United States or, if The Wall Street Journal ceases to quote such rate, the highest per annum interest rate published by the Federal Reserve Board in Federal Reserve Statistical Release H.15 (519) (Selected Interest Rates) as the “bank prime loan” rate or, if such rate is no longer quoted therein, any similar rate quoted therein (as determined by the Bank) or any similar release by the Federal Reserve Board (as determined by the Bank).
(b)A new Section 17 is hereby added as follows:

“Governing Law; Jurisdiction; Waivers. This Agreement shall be governed by, and construed in accordance with, the law of the State of New York.

THE APPLICANT AND THE BANK IRREVOCABLY AGREE THAT ANY ACTION OR PROCEEDING ARISING OUT OF THIS AGREEMENT SHALL BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR THE COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND EACH PARTY HEREBY IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH

RESPECTIVE JURISDICTIONS. Nothing in this Agreement will affect the right of any party hereto to serve process in any other manner permitted by applicable law.

EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY CREDIT, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).”

2.Representations and Warranties. The Applicant hereby represents and warrants to the Bank that (i) this Amendment has been duly executed and delivered by the Applicant and constitutes a legal, valid, and binding obligation of the Applicant, enforceable against it in accordance with its terms, (ii) the representations and warranties of the Applicant set forth in the Reimbursement Agreement (as amended by this Amendment) or in any other Loan Document are true and correct in all material respects on and as of the date hereof with the same effect as if made on the date hereof, except for those which expressly relate to an earlier date, in which case, they were true and correct in all material respects as of such earlier date, and (iii) on and as of the Amendment Effective Date, no Default or Event of Default has occurred and is continuing.

3.Conditions to Effectiveness. This Amendment shall become effective on the date on which the Bank shall have received (such date, the “Amendment Effective Date”):

(a)Duly executed counterparts of this Amendment that, when taken together, bear the authorized signatures of the Applicant and the Bank; and
(b)Such other documents, instruments, opinions, certifications, undertakings, further assurances, and other matters as the Bank shall reasonably request in connection with this Amendment.

4.Effect of this Amendment. Except as specifically stated herein, all terms and conditions of the Reimbursement Agreement shall remain in full force and effect and are hereby in all respects ratified and confirmed. All references in the Reimbursement Agreement to “hereunder”, “hereof”, “herein”, or words of like import, and all references to the “Reimbursement Agreement” in any other document or instrument, shall be deemed to mean the Reimbursement Agreement, as amended by this Amendment. This Amendment shall not constitute a novation of the Reimbursement Agreement, but shall constitute an amendment thereto. The parties hereto agree to be bound by the terms and obligations of the Reimbursement Agreement, as amended by this Amendment, as though the terms and obligations of the Reimbursement Agreement were set forth herein. Nothing herein shall be deemed to entitle the Applicant to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants, or agreements contained in the Reimbursement Agreement, as amended hereby, in similar or different circumstances.

5.Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by facsimile or electronic transmission of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart of this Amendment.

6.Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the Applicant and the Bank, and their respective successors and permitted assigns, and no other party shall derive any rights or benefits herefrom.

7.Severability. Should any one or more of the provisions of this Amendment be determined to be invalid, illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

8.Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

9.Construction. This Amendment and all other agreements and documents executed in connection herewith have been prepared through the joint efforts of all of the parties hereto. Neither the provisions of this Amendment or any such other agreements and documents nor any alleged ambiguity shall be interpreted or resolved against any party hereto on the ground that such party’s counsel drafted this Amendment or such other agreements and documents, or based on any other rule of strict construction. Each party hereto represents and declares that such party has carefully read this Amendment and all other agreements and documents executed in connection herewith and therewith, and that such party knows the contents thereof and signs the same freely and voluntarily. The parties hereby acknowledge that they have been represented by legal counsel of their own choosing in negotiations for and preparation of this Amendment and all other agreements and documents executed in connection therewith and that each of them has read the same and had their contents fully explained by such counsel and is fully aware of their contents and legal effect.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

Patterson-UTI Energy, Inc., as the Applicant

By: /s/ C. Andrew Smith
Name: C. Andrew Smith
Title: EVP & CFO

THE BANK OF NOVA SCOTIA, as the Bank

By: /s/ Joe Lattanzi
Name: Joe Lattanzi
Title: Managing Director